[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the

Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.72

EXECUTION VERSION

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, effective as of October 24, 2014 (this “Amendment”), is entered into by and between 2013B ESA PROJECT COMPANY, LLC, a Delaware limited liability company (the “Borrower”), and SILICON VALLEY BANK, a California corporation (the “Lender”). The purpose of this Amendment is to amend that certain Amended and Restated Credit Agreement, dated as of September 25, 2013, as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of November 14, 2013, and as further amended by the Second Amendment to Amended and Restated Credit Agreement, dated as of July 18, 2014, in each case, by and between the Borrower and the Lender (collectively, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein have the meanings given to them in the Credit Agreement and the rules of interpretation set forth in the Credit Agreement apply as if set forth herein.

WHEREAS, pursuant to the Credit Agreement, the Lender agreed to make a credit facility available to the Borrower, subject to the terms and conditions set forth therein; and

WHEREAS, on and subject to the conditions of this Amendment, the undersigned are willing to agree to the requested amendments to the Credit Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned agree as follows:

Section 1. Amendments to the Credit Agreement. The Credit Agreement is hereby amended in the manner set forth in Exhibit A to this Amendment.

Section 2. Amendments to Schedule 5.11 Part A to the Credit Agreement. Schedule 5.11 Part A to the Credit Agreement is hereby amended in the manner set forth in Exhibit B to this Amendment.

Section 3. Amendments to Exhibit A to the Credit Agreement. Exhibit A to the Credit Agreement is hereby amended in the manner set forth in Exhibit C to this Amendment.

Section 4. Amendments to Exhibit H to the Credit Agreement. Exhibit H to the Credit Agreement is hereby amended in the manner set forth in Exhibit D to this Amendment.

Section 5. Effectiveness. This Amendment shall be effective when it has been executed by the Lender and the Borrower and shall thereafter be effective as of the date first set forth above.

Section 6. Limited Purpose. Notwithstanding anything contained herein, the waivers, amendments and modifications made hereby: (a) are limited waivers, amendments and modifications and do not waive, alter or amend any term of any Financing Document other than as expressly set forth herein, (b) are effective only with respect to the transactions described herein and in the Financing Documents for the specific instance and the specific purposes to which the relevant provisions apply, and (c) shall not be effective for any other purpose or transaction.

Section 7. Effect on Credit Agreement. Except as expressly amended hereby or otherwise provided herein, all of the terms and conditions of the Credit Agreement and all other Financing Documents remain in full force and effect, and none of such terms and conditions are, or shall be construed as, otherwise amended or modified. All references to the Credit Agreement in the Credit Agreement and the other Financing Documents, and any documents, instruments and agreements related to them, shall hereafter refer to the Credit Agreement as amended hereby.

Section 8. Representations and Warranties. Each party represents and warrants to the other that:

(a) the execution and delivery of this Amendment and the performance by such party of its obligations hereunder have been authorized by all requisite action on its part; and

(b) this Amendment has been validly executed and delivered by such party, and assuming that this Amendment has been duly authorized, executed, and delivered by the other parties, constitutes a valid and binding obligation of such party, enforceable against such party in accordance with its terms.

Section 9. Miscellaneous.

(a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(b) This Amendment shall be deemed a Financing Document.

(c) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(d) Delivery of an executed counterpart of a signature page of this Amendment by telecopy or portable document format (“PDF”) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of page intentionally blank.]

2

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Amended and Restated Credit Agreement to be executed by their respective officers effective as of the day and year first above written.

2013B ESA PROJECT COMPANY, LLC, as the Borrower

By:
Name: William E. Brockenborough
Title: Vice-President

Third Amendment to

Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Amended and Restated Credit Agreement to be executed by their respective officers effective as of the day and year first above written.

SILICON VALLEY BANK, as the Lender

By:
Name: Dan Baldi
Title: Managing Director

Third Amendment to

Amended and Restated Credit Agreement

Exhibit A to

Third Amendment

to Amended and Restated Credit Agreement

Amendments to Amended and Restated Credit Agreement

* Added text is in blue with underlining. Deleted text is in red with strikethrough marks.

Section 3.08 Mandatory Prepayment.

(a)	Special Events.

(i)	Events Relating to the Systems. The Borrower shall be required to prepay the Loans:

(A) upon receipt by the Borrower of Insurance Proceeds, Condemnation Proceeds or Extraordinary Proceeds with respect to any System, to the extent required pursuant to the Accounts Agreement;

(B) (1) upon a credit rating downgrade below Investment Grade of (X) a Qualified Customer (excluding the [***] Offtaker) that is then a party to an Offtake Agreement or (Y) the [***] Guarantor, or (2) upon a credit rating downgrade below “Investment Grade Credit Rating” (as defined in the [***] Guaranty) of [***] in each case, to the extent required pursuant to Section 4.2(c) of the Accounts Agreement; and

(C) as required under Section 3.12(b)(iv) (System Severance – Severance Amount Payment).

*                         *                        *

Section 6.02 Conditions to Funding of any System. The Funding of Loans with respect to any System is subject to the satisfaction of each of the following conditions precedent:

(t) Update to Financial Model. The Lender shall have received a duly executed certificate of a Financial Officer of the Borrower, dated as of the Effective Date and on which the Lender may conclusively rely, attaching (i) updated Financial Models that employ the methodology used in the Financial Models delivered by Borrower on the Closing Date, with no change in the assumptions set forth in such Financial Models, except to reflect an update to the effective interest rate paid by the Borrower on Loans pursuant to the Rate Contracts and a related update to the Prepaid Expenses, such that the ratio of Contracted Cash Flow to Debt Service for each Fiscal Quarter (assuming a fully amortizing loan with a final maturity date [***] Quarterly Payment Dates after the Date Certain) will be no less than [***] and (ii) a corresponding update to Schedule 1 of the Accounts Agreement.

[***] Confidential Treatment Requested

Exhibit B to

Third Amendment

to Amended and Restated Credit Agreement

Amendments to Schedule 5.11 Part A to Credit Agreement

* Added text is in blue with underlining. Deleted text is in red with strikethrough marks. Listed items are renumbered accordingly.

*                    *                     *

1.	the LTSA;

2.	the Administrative Services Agreement;

3.	the Reservation Letters for each Site eligible to receive payments under the California Self-Generation Incentive Program;

4.	Energy System Use Agreement No. 20130430.072.C, dated as of May 15, 2013, by and between [***] ([***]) and Borrower (as amended by Amendment No. 1 to Energy System Use Agreement No. 20130430.072.C, effective as of May 15, 2013, by and between [***] and Borrower, and as may be further amended, amended and restated, supplemented or otherwise modified from time to time), which was partially assigned by the Borrower to 2012 ESA Project Company, LLC, a Delaware limited liability company (“2012 ESA”), pursuant to that certain Assignment and Assumption Agreement, dated as of July 5, 2013 (the “PPA E/G Assignment”), and which PPA E/G Assignment has been terminated pursuant to the Termination Agreement (“PPA1”);

5.	Energy System Use Agreement No. 20130430.076.C, dated as of May 15, 2013, by and between [***] and Borrower, as may be amended, amended and restated, supplemented or otherwise modified from time to time (“PPA2”);

6.	Energy System Use Agreement No. 20130430.078.C, dated as of May 15, 2013, by and between [***] and Borrower (as amended by Amendment No. 1 to Energy System Use Agreement No. 20130430.078.C, effective as of May 15, 2013, as further amended by Amendment No. 2 to Energy System Use Agreement No. 20130430.078.C, effective as of October 24, 2014, in each case, by and between [***] and Borrower, and as may be further amended, amended and restated, supplemented or otherwise modified from time to time), which was partially assigned by the Borrower to 2012 ESA pursuant to the PPA E/G Assignment, and which PPA E/G Assignment has been terminated pursuant to the Termination Agreement (“PPA3”);

[***] Confidential Treatment Requested

7.	Energy System Use Agreement No. 20130403.076.C (“PPA4”), dated as of May 15, 2013, by and between [***] and 2012 ESA (as amended by the PPA Acknowledgement and as may be further amended, amended and restated, supplemented or otherwise modified from time to time,), which was assigned by 2012 ESA to Borrower pursuant to that certain Assignment and Assumption Agreement, dated as of July 5, 2013 (the “PPA B/C Assignment”), which PPA B/C Assignment has been terminated pursuant to the Termination Agreement and which PPA4 has been assigned by 2012 ESA to Borrower pursuant to the Assignment and Assumption Agreement #1;

8.	Energy System Use Agreement, effective as of July 24, 2013, by and between [***] Offtaker and ESU Company, as may be amended, amended and restated, supplemented or otherwise modified from time to time (“PPA5”), which PPA5 has been assigned by ESU Company to Borrower pursuant to the Assignment and Assumption Agreement #2~~.~~;

9.	Energy System Use Agreement, effective as of October 24, 2014, by and between [***] and Borrower, as may be amended, amended and restated, supplemented or otherwise modified from time to time (“PPA6”);

~~9~~10.	Lender Agreement, dated as of July 18, 2014, by and among [***] Offtaker, Lender and Borrower relating to PPA5~~.~~;

~~10~~11.	License Agreement, dated as of July 24, 2013, between [***] Offtaker and Borrower relating to PPA5, which License Agreement has been assigned by ESU Company to Borrower pursuant to the Assignment and Assumption Agreement #2~~.~~;

~~11~~12.	[***] Guaranty~~.~~;

~~12~~13.	[***]&T Guaranty;

~~13~~14.	Lender Agreement, dated May 15, 2013, by and among [***] Lender and Borrower relating to PPA3;

~~14~~15.	Lender Agreement, dated May 15, 2013, by and among [***] Lender and Borrower relating to PPA1;

~~15~~16.	Lender Agreement, dated May 15, 2013, by and among [***] Lender and Borrower relating to PPA2;

~~16~~17.	Lender Agreement, dated September 25, 2013 and effective as of May 15, 2013, by and among [***] Lender and Borrower relating to PPA4;

~~17~~18.	Lender Agreement, effective as of October 24, 2014, by and among [***] Lender and Borrower relating to PPA6;

[***] Confidential Treatment Requested

Schedule 5.11 Part A — 2

~~18~~19.	Site Lease Agreement, dated May 15, 2013, between [***] and Borrower relating to PPA1;

~~19~~20.	Site Lease Agreement, dated May 15, 2013, between [***] and Borrower relating to PPA2;

~~20~~21.	Site Lease Agreement, dated May 15, 2013, between [***] and Borrower relating to PPA3;

~~21~~22.	Site Lease Agreement, dated May 15, 2013, between [***] and Borrower relating to PPA3;

~~22~~23.	Site Lease Agreement, dated May 15, 2013, between [***] and Borrower relating to PPA3;

~~23~~24.	Site Lease Agreement, dated September 25, 2013 and effective as of May 15, 2013, by and between [***] and Borrower relating to PPA4;

~~24~~25.	Site Lease Agreement, dated October 24, 2014, between [***] a Delaware corporation, and Borrower relating to PPA6;

~~25~~26.	the IP License;

~~26~~27.	the IP Security Agreement;

~~27~~28.	the Indemnity Agreement;

~~28~~29.	the Assignment and Assumption Agreement;

~~29~~30.	the PPA Amendments;

~~30~~31.	the PPA Acknowledgement;

~~31~~32.	the Termination Agreement;

~~32~~33.	the LLC Agreement of the Borrower;

~~33~~34.	the Pledgor LLC Agreement; and

~~34~~35.	the Equity Funding Agreement.

[***] Confidential Treatment Requested

Exhibit C to

Third Amendment

to Amended and Restated Credit Agreement

Amendments to Exhibit A to Credit Agreement

* Added text is in blue with underlining. Deleted text is in red with strikethrough marks.

“Accounts Agreement” means that certain Accounts Agreement, dated as of July 19, 2013, as amended by the First Amendment to Accounts Agreement, dated as of December 30, 2013, and as further amended by the Second Amendment to Accounts Agreement, effective as of October 24, 2014, by and among the Borrower, the Lender and the Accounts Bank, as may be further amended, amended and restated, supplemented, or otherwise modified from time to time.

“[***] Guaranty” means that certain Guaranty, dated as of October 24, 2014, by [***] in favor of Borrower.

“Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of September 25, 2013, as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of November 14, 2013, as further amended by the Second Amendment to Amended and Restated Credit Agreement, dated as of July 18, 2014, and as further amended by the Third Amendment to Amended and Restated Credit Agreement, effective as of October 24, 2014, by and between the Borrower and the Lender, as may be further amended, amended and restated, supplemented, or otherwise modified from time to time.

“Debt Sizing Test” means a test that is satisfied when the aggregate amount of all Loans has been reduced so that, under updated Financial Models (that employ the methodology used in the Financial Models delivered by Borrower on the Closing Date, with no change in the assumptions set forth in such Financial Models, except to reflect the removal of the applicable Systems or any change in the applicable Project Documents and Rate Contracts, and which are certified by a Financial Officer of the Borrower), the ratio of Contracted Cash Flow to Debt Service for each Fiscal Quarter (assuming a fully amortizing loan with a final maturity date [***] Quarterly Payment Dates after the Date Certain) will be no less than [***]

“Equity Funding Agreement” means that certain Equity Capital Contribution Agreement, dated as of August 2, 2013, as amended by the First Amendment to Equity Capital Contribution Agreement, dated as of September 25, 2013, ~~and~~ as further amended by the Second Amendment to Equity Capital Contribution Agreement, dated as of March 28, 2014, as further amended by the Third Amendment to Equity Capital Contribution Agreement, dated as of July 18, 2014, and as further amended by the Fourth Amendment to Equity Capital Contribution Agreement, effective as of October 24, 2014, by and between the Tax Investor and Bloom Investor, as may be further amended, amended and restated, supplemented, or otherwise modified from time to time.

[***] Confidential Treatment Requested

“Financial Models” means the pro forma financial statements and projections of revenue and expenses and cash flows with respect to the Borrower and the Portfolio for the period from the Closing Date through the date that is ~~fifty-eight (58)~~sixty (60) Quarterly Payment Dates after the Date Certain, attached to the Credit Agreement as Exhibit G, as the same may be updated by the Borrower with the prior written approval of the Lender, including as of the Effective Date.

[***] means [***] [***] a Delaware corporation.

“LTSA” means that certain Amended and Restated Master Energy Server Purchase and Services Agreement, dated as of September 25, 2013, as amended by the First Amendment to Amended and Restated Master Energy Server Purchase and Services Agreement, dated as of March 28, 2014, as further amended by the Second Amendment to Amended and Restated Master Energy Server Purchase and Services Agreement, dated as of July 18, 2014, as further amended by the Third Amendment to Amended and Restated Master Energy Server Purchase and Services Agreement, dated as of October [    ], 2014, between the Parent and the Borrower, as may be further amended, amended and restated, supplemented, or otherwise modified from time to time.

“Major Project Documents” means the Offtake Agreements and each interconnection agreement related to any Offtake Agreement, the IP Security Agreement, the IP License Agreement, the PPA Indemnity Agreement, the PPA Amendments, the PPA Acknowledgement, the Assignment and Assumption Agreement, the LTSA, the Administrative Services Agreement, the [***] Guaranty, the [***] Guaranty, each of the Leases and Easement Documents, any REC Agreement, the LLC Agreement of the Borrower, the Pledgor LLC Agreement, the Equity Funding Agreement, any Project Document replacing any such Major Project Document or entered into in connection therewith, and any other Project Document and/or Contract entered into with an Affiliate of the Borrower identified as a Major Project Document on Schedule 5.11 or otherwise designated as a Major Project Document by the Lender and the Borrower.

“PPA6” means that certain Energy System Use Agreement, effective as of October 24, 2014, by and between [***] and the Borrower, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

“PPA Indemnity Agreement” means that certain Amended and Restated Indemnity Agreement, dated as of September 25, 2013, as amended by the First Amendment to Amended and Restated Indemnity Agreement, dated as of July 18, 2014, and as further amended by the Second Amendment to Amended and Restated Indemnity Agreement, effective as of October 24, 2014, between the Borrower and the Parent, as may be further amended, amended and restated, supplemented, or otherwise modified from time to time.

“Qualified Customers” means [***] the [***] Offtaker (only so long as the [***] Guaranty is in place), [***] (only so long as the [***] Guaranty is in place) and any other Person that is approved by the Lender in its sole discretion.

*                         *                        *

[***] Confidential Treatment Requested

Exhibit D to

Third Amendment

to Amended and Restated Credit Agreement

Amendments to Exhibit H to Credit Agreement

[To be attached.]